Acquisition	6 Months Ended
Jun. 30, 2013
Acquisition
Acquisition

2. Acquisition

          On April 17, 2012, the Company completed its acquisition of Crowd Factory, Inc. (Crowd Factory). Crowd Factory is a SaaS social campaign management platform that helps marketers accelerate social and word-of-mouth marketing, grow their marketing databases with unique social profiles and attract new customers.

          The transaction was valued at approximately $13.0 million, which included 842,458 shares of newly issued Series G convertible preferred stock valued at approximately $12.3 million, of which 12 percent or 101,095 shares, was withheld in escrow; 98,923 shares of common stock valued at approximately $453,000, of which 12 percent or 11,872 shares, was withheld in escrow; and the assumption of options to exercise 89,405 shares of common stock valued at approximately $295,100. Escrow shares were withheld for twelve months from acquisition date in order to protect the Company from certain indemnified losses that may arise from any inaccuracies or breach of any of Crowd Factory's general representations and warranties as of the acquisition date, other than certain fundamental representations.

          The total purchase price was allocated to the net assets acquired based upon their fair values as of April 17, 2012 as set forth below. The excess of the purchase price over the net assets acquired was recorded as goodwill. The following table summarizes the preliminary estimated fair values of the assets and liabilities assumed at the acquisition date. The primary areas of those preliminary estimates that are not yet finalized related to income and non-income based taxes. The amounts are in thousands.

Net tangible assets acquired	$481
Intangible assets:
Developed technology	1,300
Domain names	700
Customer relationships	900
Non-compete agreements	130
Goodwill	9,537

Total purchase price	$13,048

          The Company paid change in control bonuses of approximately $850,000 to former Crowd Factory employees hired by Marketo which were expensed as incurred. These employees were also granted 308,218 RSUs valued at approximately $1.4 million under the terms described at Note 10 to the consolidated financial statements.

          Intangible assets are being amortized on a straight-line basis over an estimated useful life ranging from two to eight and one-half years.

          Each component of identifiable intangible assets acquired in connection with the above acquisition as of December 31, 2012 are as follows (dollar amounts in thousands):

	Estimated Fair Value	Accumulated Amortization	Net Carrying Amount	Weighted Average Remaining Useful Life (in years)
Developed technology	$1,300	$205	$1,095	4.8
Domain names	700	71	629	6.3
Customer relationships	900	75	825	7.8
Non-compete agreements	130	46	84	1.3

	$3,030	$397	$2,633

          As of December 31, 2012, the expected future amortization expense for purchased intangible assets for each of the Company's years ending is as follows (amounts in thousands):

Amount
2013	$500
2014	454
2015	435
2016	435
2017	385
2018 and beyond	424

$2,633

          Pro forma results of operations have not been presented because the effect of this acquisition was not material to the consolidated financial statements.